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                                                                   Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with this quarterly report on Form 10-Q of King Pharmaceuticals, Inc. I, James R. Lattanzi, Chief Financial Officer of King Pharmaceuticals, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The report fully complies with the requirements of Section 13(a) or 15
         (d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of King Pharmaceuticals, Inc.

Date: November 14, 2003                               /s/ James R. Lattanzi
                                                    -------------------------
                                                         James R. Lattanzi
                                                     Chief Financial Officer